Fees Summary	Aug. 09, 2024 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	6,485.73
Total Transaction Valuation	43,941,285.00
Total Offset Amount	0.00
Net Fee	$ 6,485.73